                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 28, 2003

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-32717                13-4134098
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 (State or Other Jurisdiction       (Commission File            (IRS Employer
       of Incorporation)                 Number)             Identification No.)

 3 Times Square, New York, New York                                10036
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

         Number   Description
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         99.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.

ITEM 9.  REGULATION FD DISCLOSURE

On March 28, 2003, Instinet Group Incorporated filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2002, accompanied by the certification of Edward J. Nicoll, Chief Executive Officer and John Fay, Chief Financial Officer, required pursuant to Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code). A conformed copy of this certification is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                          INSTINET GROUP INCORPORATED
                                                   Registrant



Date: March 28, 2003
                                                 By:   /s/ John F. Fay
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                                                       John F. Fay
                                                       Chief Financial Officer

                                  Exhibit Index

Number   Description
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99.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.